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                                                                     EXHIBIT 1.1


                       KINDER MORGAN ENERGY PARTNERS, L.P.

                                ___ COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS

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                             UNDERWRITING AGREEMENT

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                                                             _____________, 1998

GOLDMAN, SACHS & CO.
PAINEWEBBER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
DAIN RAUSCHER WESSELS
HOWARD WEIL LABOUISSE & FRIEDRICHS INCORPORATED
WHEAT FIRST UNION
c/o  Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Ladies and Gentlemen:

         Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ________ common units ("Common Units") representing limited partner interests in the Partnership and, at the election of the Underwriters, up to ________ additional Common Units and the unitholders of the Partnership named in Schedule II hereto (the "Selling Unitholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of ________ Common Units. The aggregate of ________ Common Units to be sold by the Partnership and the Selling Unitholders is herein called the "Firm Units" and the aggregate of ________ additional Common Units to be sold by the Partnership is herein called the "Optional Units". The Firm Units and the Optional Units that the Underwriters elect to purchase pursuant to
Section 2 hereof are herein collectively called the "Units".

         The Partnership, Kinder Morgan Operating L.P. "A", a Delaware limited partnership ("OLP-A"), Kinder Morgan Operating L.P. "B", a Delaware limited partnership ("OLP-B"), Kinder Morgan Operating L.P. "C", a Delaware limited partnership ("OLP-C"), Kinder Morgan Operating L.P. "D", a Delaware limited partnership ("OLP-D" and, together with OLP-A, OLP-B and OLP-C, the "Operating Partnerships"), SFPP, L.P., a Delaware limited partnership ("SFPP"), Kinder Morgan Natural Gas Liquids Corporation, a Delaware corporation ("KMNGL Corp."), Kinder Morgan CO2, L.L.C., a Delaware limited liability company ("KM-LLC"), and Kinder Morgan G.P., Inc., a Delaware corporation (the "General Partner"), in its individual capacity and in its capacity as the general partner of the Partnership and each of the Operating Partnerships, are collectively referred to herein as the "Kinder Morgan Entities".



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         1.       (a)      Each of  the Kinder Morgan Entities represents and
warrants to, and agrees with, each of the Underwriters that:

                           (i) A registration statement on Form S-3 (File No. 333-50431), including any pre-effective amendments thereto, (the "Initial Registration Statement") in respect of the Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Partnership filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

                           (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Unitholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;


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                           (iii) The documents incorporated by reference in the
         Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                           (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus and any supplement or amendment thereto, in the light of the circumstances under which they were made); provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Unitholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                           (v) None of the Kinder Morgan Entities has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capitalization or long-term debt of any of the Kinder Morgan Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' capital, stockholders' equity or results of operations of the Kinder Morgan Entities, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                           (vi) Each of the Kinder Morgan Entities has good and marketable title (or indefeasible title in the State of Texas) in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Kinder Morgan Entities; and any real property and buildings held under lease by a Kinder Morgan Entity is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Kinder Morgan Entities;


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                           (vii) The Partnership is, and at the Closing Date
         will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. The Partnership has, and at the Closing Date will have, all necessary partnership power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Partnership is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the Certificate of Limited Partnership of the Partnership, and all amendments thereto, and of the Agreement of Limited Partnership of the Partnership, as amended and restated (the "Partnership Agreement"), have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date;

                           (viii) Each of the Operating Partnerships is, and at the Closing Date will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of the Operating Partnerships has, and at the Closing Date will have, all necessary partnership power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Operating Partnerships is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the Certificate of Limited Partnership of each of the Operating Partnerships, and all amendments thereto, and of the Agreement of Limited Partnership of OLP-A, as amended and restated (the "OLP-A Agreement"), the Agreement of Limited Partnership of OLP-B, as amended and restated (the "OLP-B Agreement"), the Agreement of Limited Partnership of OLP-C, as amended and restated (the "OLP-C Agreement"), and the Agreement of Limited Partnership of OLP-D, as amended and restated (the "OLP-D Agreement" and, together with the OLP-A Agreement, the OLP-B Agreement and the OLP-C Agreement, the "Operating Partnership Agreements"), have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date;

                           (ix) SFPP is, and at the Closing Date will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. SFPP has, and at the Closing Date will have, all necessary partnership power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. SFPP is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the Certificate of Limited Partnership of SFPP and of the Agreement of Limited Partnership of SFPP, as amended and restated (the "SFPP Agreement"), and all amendments thereto have been


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         delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date;

                           (x) Each of the General Partner and KMNGL Corp., is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. KM-LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of the General Partner, KMNGL Corp. and KM-LLC has, and at the Closing Date will have, all necessary corporate or limited liability company power and authority, as the case may be, to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the General Partner, KMNGL Corp. and KM-LLC is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation or foreign limited liability company, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability). Complete and correct copies of the certificate of incorporation and of the by-laws of the General Partner and KMNGL Corp. and the limited liability agreement of KM-LLC and all amendments to such documents have been delivered to the Underwriter, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date;

                           (xi) To the knowledge of the Kinder Morgan Entities, each of Heartland Partnership ("Heartland") and Mont Belvieu Associates ("Mont Belvieu") is, and at the Closing Date will be, a general partnership duly formed and validly existing under the laws of the State of Texas and Shell CO2 Company Ltd. ("Shell CO2") is, and at the Closing Date will be, a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware. To the knowledge of the Kinder Morgan Entities, each of Heartland, Mont Belvieu and Shell CO2 has, and at the Closing Date will have, all necessary partnership power and authority, to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except as would not have a material adverse effect on the financial condition, results of operations or business of such entities. To the knowledge of the Kinder Morgan Entities, each of Heartland, Mont Belvieu and Shell CO2 is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign partnership in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary (except where the failure to be so licensed or qualified will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability);

                           (xii) The only subsidiaries (as such term is defined in the rules and regulations of the Commission under the Act and the Exchange Act) of the Partnership or other entities in which the Partnership, any of the Operating Partnerships or SFPP has an equity ownership interest of 50% or more are those listed on Schedule III hereto.

                           (xiii) Kinder Morgan, Inc., a Delaware corporation ("KMI"), owns, and at the Closing Date will own, all of the issued and outstanding shares of capital stock of the General Partner; such shares of capital stock are duly authorized, validly issued, fully paid and nonassessable.

                           (xiv) Richard D. Kinder, Morgan Associates, Inc. ("MAI") and First Union Corporation ("First Union") are the sole stockholders of KMI. Richard D. Kinder owns 71.04% of the Class A voting stock of KMI. MAI owns 27.65% of the Class A voting stock of KMI. First Union owns


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         1.30% of the Class A voting stock and 100.0% of the Class B nonvoting stock of KMI. All of such shares of Class A voting and Class B nonvoting stock are duly authorized, validly issued, fully paid and nonassessable.

                           (xv) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and, the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus).

                           (xvi) The General Partner is the sole general partner of each of the Operating Partnerships with a 1.0101% general partner interest in each of the Operating Partnerships; such general partner interests are duly authorized by the respective Operating Partnership Agreement, and were validly issued to the General Partner; and the General Partner owns such general partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus).

                           (xvii) The Partnership is the sole limited partner of each of the Operating Partnerships with a 98.9899% limited partner interest in each of the Operating Partnerships; such limited partner interests, in each of such Partnerships, are duly authorized by the respective Operating Partnership Agreement, and were validly issued to the Partnership and are fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Revised Limited Partnership Act (the "Delaware Act")); and the Partnership owns such limited partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, including the security interest securing certain debt of the Partnership and OLP-B);

                           (xviii) OLP-A owns, and at the Closing Date will own, all of the issued and outstanding capital stock of KMNGL Corp. and all of the issued and outstanding member interests of KM-LLC; all of such capital stock and such member interests are duly authorized, validly issued, fully paid and nonassessable; and OLP-A owns such capital stock and such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus).

                           (xix) OLP-D is the sole general partner of SFPP with a 99.5% general partner interest; such general partner interest is duly authorized by the SFPP Agreement, and was validly issued to OLP-D; and OLP-D owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, including the security interest securing the guarantee of certain debt of OLP-D to the Partnership); Santa Fe Pacific Pipelines, Inc. (the "SF Limited Partner") is the sole limited partner of SFPP with a 0.5% non-voting, limited partner interest; such limited partner interest is duly authorized by the SFPP Agreement, and validly issued to the SF Limited Partner and fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Act);



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                           (xx) OLP-A is a general partner of Heartland with a
         50% general partner interest in Heartland, KMNGL Corp. is a general partner of Mont Belvieu with a 50% general partner interest in Mont Belvieu, and KM-LLC is a limited partner of Shell CO2, with a 20% limited partner interest in Shell CO2; such general partner interests and such limited partner interests are duly authorized by the respective partnership agreement of Heartland, Mont Belvieu and Shell CO2, and were validly issued by each of Heartland, Mont Belvieu and Shell CO2, respectively, and in the case of such limited partner interests is fully paid and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware
         Act); and, OLP-A and KMNGL Corp. own such general partner interests in Heartland and Mont Belvieu, respectively, and KM-LLC owns such limited partner interest, free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);

                           (xxi) At the Closing Date after giving effect to the issuance of the Firm Units, the capitalization of the Partnership will consist of ____ Common Units (____ Common Units if all of the Optional Units are issued); such Common Units will be the only limited partner interests of the Partnership that are issued and outstanding at the Closing Date; all of the issued Common Units have been duly and validly authorized and issued, and are fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware
         Act) and substantially conform to the description of the Common Units incorporated by reference into the Prospectus; and the unissued Units to be issued and sold by the Partnership to the Underwriters hereunder have been duly and validly authorized, and when issued against payment therefor as provided herein, will be duly and validly authorized and, fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Act) and will substantially conform to the description of the Common Units incorporated by reference into the Prospectus;

                           (xxii) Each of the Kinder Morgan Entities has all necessary partnership, corporate or limited liability company power and authority, as the case may be, to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Kinder Morgan Entities and constitutes a valid and binding agreement with respect to each of such entities and is enforceable against each of them in accordance with the terms hereof.

                           (xxiii) The issue and sale of the Units to be sold by the Partnership hereunder, the compliance by the Kinder Morgan Entities with all of the provisions of this Agreement, the consummation of the transactions contemplated herein and the application by the Partnership of the net proceeds from the offering and sale of the Units in the manner set forth in the Prospectus under "Use of Proceeds" will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Kinder Morgan Entities is a party or by which any of the Kinder Morgan Entities is bound or to which any of the property or assets of the Kinder Morgan Entities are subject, nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws, partnership agreement or other organizational documents, as the case may be, of any of the Kinder Morgan Entities or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Kinder Morgan Entities or any of the properties of any such entities, except where such occurrence will not prevent the consummation of the transactions contemplated herein and will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over any of the Kinder Morgan Entities or any of the properties of such entities is required for the issuance and sale of the Units or the

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         consummation by the Kinder Morgan Entities of the transactions contemplated by this Agreement, except the registration under the Act of the Units and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                           (xxiv) None of the Kinder Morgan Entities is (a) in violation of its Certificate of Incorporation, By-laws, Partnership Agreement or other organizational documents, as the case may be, or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as (i) would not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability and (ii) in the case of such violations, have been disclosed in writing to Goldman, Sachs & Co. prior to the execution of this Agreement;

                           (xxv) The statements set forth in the Prospectus under the captions "Material Federal Income Tax Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                           (xxvi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Kinder Morgan Entities is a party or of which any property of any Kinder Morgan Entity is the subject which, if determined adversely to the respective Kinder Morgan Entity, would individually or in the aggregate have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability; and, to the knowledge of the Kinder Morgan Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xxvii) None of the Kinder Morgan Entities is, nor at the Closing Date will be, (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company", a person "controlled by" an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                           (xxviii) None of the Kinder Morgan Entities or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                           (xxix) Arthur Andersen LLP and Price Waterhouse LLP, who have certified certain financial statements of the Kinder Morgan Entities, and in the case of Price Waterhouse LLP, who has also certified certain financial statements of Santa Fe Pacific Pipeline Partners, L.P. ("Santa Fe"), are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                           (xxx) There are no preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any partnership interests or shares of stock of any of the Kinder Morgan Entities pursuant to any partnership agreement, any articles or certificates of incorporation or other governing documents or any agreement or other instrument to which any of the Kinder Morgan Entities is a party or by which any of such entities may be bound (other than (a) the General Partner's preemptive right contained in the Partnership Agreement, (b) the restrictions on transfer arising from the pledge of the Common Units owned by the General Partner, (c) the restrictions on transfer under the Partnership's credit facility, and (d) as set forth in or incorporated by reference into the Prospectus). The offering and sale of Units as contemplated by this Agreement does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Partnership interests or other securities of the Partnership. Except for certain grants made under the Partnership's Executive Compensation Plan and the Common Unit Option Plan, there are no outstanding options or warrants to purchase any Common Units or other securities of any of the Kinder Morgan Entities.

                           (xxxi) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Partnership, the General Partner and Santa Fe as of the respective dates thereof and the consolidated results of operations and cash flows of the Partnership and Santa Fe for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Partnership, the General Partner and Santa Fe are required by the Act, the Exchange Act or the rules and regulations of the Commission under such acts to be included in the Registration Statement or the Prospectus. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                           (xxxii) Each of the Kinder Morgan Entities maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxxiii) The pro forma financial statements included in or incorporated by reference in the Registration Statement and the Prospectus, including the presentation of the acquisition of SFPP contained in such pro forma financial statements, comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the rules and regulations of the Commission under such acts, have been prepared on a basis consistent with the historical consolidated financial statements of the Partnership and Santa Fe and give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith;

                           (xxxiv) Each of the Kinder Morgan Entities (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except as disclosed in the Prospectus or where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not result in a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law;

                           (xxxv) In the ordinary course of its business, each of the Kinder Morgan Entities conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of such entity, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including, without limitation, costs of compliance therewith) which would have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

                           (xxxvi) On the Closing Date, the Units will be approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

                           (xxxvii) Each of the Kinder Morgan Entities is in compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees (except where such noncompliance will not have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability); no labor dispute with the employees of any of the Kinder Morgan Entities exists or, to the knowledge of any of the Kinder Morgan Entities, is imminent or threatened, except as would not have a material adverse effect on the financial condition, results of operation or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability; and none of the Kinder Morgan Entities is aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability.

                           (xxxviii) None of the Kinder Morgan Entities has nor, to their knowledge, has any employee or agent thereof made any payment of funds to any of the Kinder Morgan Entities or received or retained any funds therefrom in violation of any law, rule or regulation of a character required to be disclosed in the Prospectus.

                           (xxxix) The Partnership maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

                           (xl) Each of the Kinder Morgan Entities has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP"). There are no tax returns of any of the Kinder Morgan Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the Kinder Morgan Entities has received notice), where the findings of such audit, if adversely determined, would result in a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability.

                           (xli) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Partnership, or with respect to which the Partnership could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred, in connection with which the Partnership could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability.

                  (b) Each of the Selling Unitholders severally represents and warrants to, and agrees with, each of the Underwriters and the Partnership that:

                           (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Unitholder of this Agreement, the Power of Attorney and Custody Agreement hereinafter referred to and the questionnaire accompanying such Power of Attorney and Custody Agreement, and for the sale and delivery of the Units to be sold by such Selling Unitholder hereunder, have been obtained; and such Selling Unitholder has full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Units to be sold by such Selling Unitholder hereunder;

                           (ii) The sale of the Units to be sold by such Selling Unitholder hereunder and the compliance by such Selling Unitholder with all of the provisions of this Agreement and the Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement"), and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Unitholder is a party or by which such Selling Unitholder is bound, or to which any of the property or assets of such Selling Unitholder is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of such Selling Unitholder if such Selling Unitholder is a corporation, the partnership agreement of such Selling Unitholder if such Selling Unitholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Unitholder or the property of such Selling Unitholder, except where such occurrence will not prevent the consummation of the transactions contemplated herein and in the Power of Attorney and Custody Agreement;

                           (iii) Such Selling Unitholder has, and immediately prior to the First Time of Delivery (as defined in Section 4 hereof) such Selling Unitholder will have, good and valid title to the Units to be sold by such Selling Unitholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Units and payment therefor pursuant hereto and thereto, good and valid title to such Units, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                           (iv) Such Selling Unitholder (other than Goldman, Sachs & Co. in its capacity as lead underwriter of the offering) has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units;

                           (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Partnership by such Selling Unitholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus or any supplement or amendment thereto, in the light of the circumstances under which they were made);

                           (vi) Certificates in negotiable form representing all of the Units to be sold by such Selling Unitholder hereunder have been placed in custody under the Power of Attorney and Custody Agreement, in the form heretofore furnished to you, appointing First Chicago Trust Company of New York, as custodian (the "Custodian"), and such Selling Unitholder has duly executed and delivered the Power of Attorney and Custody Agreement, appointing Richard D. Kinder, William V. Morgan and Thomas B. King, and each of them individually, as such Selling Unitholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Unitholder, to determine the purchase price to be paid by the Underwriters to the Selling Unitholders as provided in Section 2 hereof, to authorize the delivery of the Units to be sold by such Selling Unitholder hereunder and otherwise to act on behalf of such Selling Unitholder in connection with the transactions contemplated by this Agreement and the Power of Attorney and Custody Agreement; and

                           (vii) The Units represented by the certificates held in custody for such Selling Unitholder under the Power of Attorney and Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Unitholder for such custody, and the appointment by such Selling Unitholder of the Attorneys-in-Fact by the Power of Attorney and Custody Agreement, are to that extent irrevocable; the obligations of the Selling Unitholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Unitholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Unitholder or any such executor or trustee should die or become incapacitated, or, if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Units hereunder, certificates representing the Units shall be delivered by or on behalf of the Selling Unitholders in accordance with the terms and conditions of this Agreement and of the Power of Attorney and Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney and Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) the Partnership and each of the Selling Unitholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership and each of the Selling

Unitholders, at a purchase price per Unit of $__________, the number of Firm Units (to be adjusted by you so as to eliminate fractional Units) determined by multiplying the aggregate number of Firm Units to be sold by the Partnership and each of the Selling Unitholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Units to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Units to be purchased by all of the Underwriters from the Partnership and all of the Selling Unitholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units as provided below, the Partnership agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at the purchase price per Unit set forth in clause (a) of this Section 2, that portion of the number of Optional Units as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Units) determined by multiplying such number of Optional Units by a fraction the numerator of which is the maximum number of Optional Units which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Units that all of the Underwriters are entitled to purchase hereunder.

         The Partnership hereby grants to the Underwriters the right to purchase at their election up to __________ Optional Units, at the purchase price per Unit set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Units. Any such election to purchase Optional Units may be exercised only by written notice from you to the Partnership, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Partnership otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Units, and if applicable, the Option Units, the several Underwriters propose to offer the Firm Units, and if applicable, the Option Units, for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Units to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Partnership and the Selling Unitholders shall be delivered by or on behalf of the Partnership and the Selling Unitholders to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC") or otherwise as requested by the Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Partnership and the Custodian, as their interests may appear, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Partnership will cause the certificates representing the Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m., New York City time, on _____________, 1998 or such other time and date as Goldman, Sachs & Co., the Partnership and the Selling Unitholders may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Units, or such other time and date as Goldman, Sachs & Co., the Partnership and the Selling Unitholders may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Units and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof will be delivered at the offices of Andrews & Kurth L.L.P., 425 Lexington Avenue, New York, New York 10017 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at ____ p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. Each of the Kinder Morgan Entities agrees with each of the
Underwriters:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Partnership shall not be required to qualify as a foreign partnership or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Units at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Partnership, Rule 158);

                  (e) During the period (the "Lock-Up Period") beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Common Units or securities of the Partnership (or any other Kinder Morgan Entity) that are substantially similar to the Common Units, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Units or any such substantially similar securities (other than (i) in connection with the acquisition of assets, businesses or the capital stock or other ownership interests of businesses by any of the Kinder Morgan Entities in exchange for Common Units, if the recipient(s) of such Common Units agree(s) not to offer, sell, contract to sell, or otherwise dispose of during the Lock-Up Period any Common Units received in connection with such acquisition(s) and (ii) pursuant to employee unit option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

                  (f) To furnish to its Unitholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, partners' capital and cash flows of the Partnership and its consolidated subsidiaries certified by independent public accountants);

                  (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to Unitholders, and, upon request, to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Partnership is listed.

                  (h) To use the net proceeds received by it from the sale of the Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                  (i) To use its best efforts to list, subject to notice of issuance, the Units on the New York Stock Exchange; and

                  (j) If the Partnership elects to rely upon Rule 462(b), the Partnership shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Partnership shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Kinder Morgan Entities and each of the Selling Unitholders covenant and agree with one another and with the several Underwriters that (a) the Kinder Morgan Entities and such Selling Unitholders will pay or cause to be paid a pro rata share (based on the number of Units to be sold by the Partnership and such Selling Unitholder) the following: (i) the fees, disbursements and expenses of the Kinder Morgan Entities' counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Selling Agreements, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Units; (iii) any filing fees and expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in
Section 5(b) hereof, but not including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) all fees and expenses in connection with listing the Units on the New York Stock Exchange;
(v) the filing fees incident to, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Units;
(vi) the cost and charges of any transfer agent or registrar and (vii) the costs and expenses of the Partnership relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expense of the representatives and officers of the Partnership and any such consultants (not including any employees of the Underwriters), and the pro rata cost of any aircraft chartered in connection with the road show; and (b) the Kinder Morgan Entities will pay or cause to be paid (i) the cost of preparing certificates representing Units; and (ii) all other costs and expenses incident to the performance of the Kinder Morgan Entities' obligations hereunder which are not otherwise specifically provided for in this Section 6; and (c) each Selling Unitholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Unitholder's obligations hereunder which are not otherwise specifically provided for in this Section 6, including (i) any fees and expenses of counsel for such Selling Unitholder, (ii) such Selling Unitholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian and (iii) all expenses and taxes incident to the sale and delivery of the Units to be sold by such Selling Unitholder to the Underwriters hereunder. In connection with Clause
(c)(iii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Unitholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Kinder Morgan Entities shall bear, and the Selling Unitholders shall not be required to pay or to reimburse the Kinder Morgan Entities for, the cost of any other matters not directly relating to the sale and purchase of the Units pursuant to this Agreement, and that except as provided in this Section 6, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Units by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of each of the Kinder Morgan Entities and of the Selling Unitholders herein are, at and as of such Time of Delivery, true and correct, the condition that each of the Kinder Morgan Entities and the Selling Unitholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Partnership has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Andrews & Kurth L.L.P., counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i) (insofar as it relates to the due formation and good standing of the Partnership in Delaware and the Partnership's power and authority to conduct its business as described in the Registration Statement and the Prospectus, as amended or supplemented), (v),
(xv), (xvii) (insofar as it relates to the statements set forth in the Prospectus under the caption "Underwriting") and (xxi) (insofar as it relates to the Registration Statement and the Prospectus) of subsection (c) below and a letter substantially similar to the letter required to be delivered by Morrison & Hecker L.L.P. pursuant to subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Morrison & Hecker L.L.P., counsel for the Kinder Morgan Entities, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) Each of the Kinder Morgan Entities has been duly formed and is validly existing and in good standing under the laws of the State of Delaware and each Kinder Morgan Entity has the partnership or corporate power and authority, as the case may be, to conduct its business as described in the Registration Statement and the Prospectus, as amended or supplemented. To the knowledge of such counsel, each of the Kinder Morgan Entities is duly qualified to do business and is in good standing as a foreign corporation or foreign limited partnership, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except in the case where the failure to be so qualified cannot reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Kinder Morgan Entities, taken as a whole, or subject the Partnership or the limited partners of the Partnership to any material liability or disability;

                           (ii) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and, to the knowledge of such counsel, the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, as amended or supplemented);

                           (iii) The General Partner is the sole general partner of each of the Operating Partnerships with a 1.0101% general partner interest in each of the Operating Partnerships; such general partner interests are duly authorized by the respective Operating Partnership Agreements and were validly issued to the General Partner; and to the knowledge of such counsel, the General Partner owns such general partner interests free and clear of all liens, encumbrances, security interests, equities charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus, as amended or supplemented, and except as provided in the Operating Partnership Agreements);

                           (iv) OLP-D is the sole general partner of SFPP with a 99.5% general partner interest in SFPP; such general partner interest is duly authorized by the SFPP Agreement and was validly issued to OLP-D; and to the knowledge of such counsel, OLP-D owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the

         Prospectus, as amended or supplemented, or the OLP-D Agreement);
         the SF Limited Partner is the sole limited partner of SFPP with a 0.5% non-voting, limited partner interest in SFPP; and such limited partner interest is duly authorized by the SFPP Agreement and was validly issued to the SF Limited Partner;

                           (v) At the Closing Date after giving effect to the issuance of the Firm Units, to the knowledge of such counsel, the capitalization of the Partnership will consist of ______ Common Units (______ Common Units if all of the Optional Units are issued); to the knowledge of such counsel, such Common Units will be the only limited partner interests of the Partnership that are issued and outstanding at the Closing Date; all of such Common Units of the Partnership (including the Units being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable (except as such nonassessability may be affected by certain provisions of the Delaware Act; and the Units conform in all material respects to the description thereof incorporated by reference in the Prospectus as amended or supplemented;

                           (vi) The Partnership is the sole limited partner of each of the Operating Partnerships with a 98.9899% limited partner interest in each of the Operating Partnerships; such limited partnership interests, in the case of each of the Operating Partnerships, are duly authorized by the respective Operating Partnership Agreements, were validly issued to the Partnership and are fully paid and non-assessable (except as nonassessability may be affected by certain provisions of the Delaware Act); and, to the knowledge of such counsel, the Partnership owns such limited partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims (i) as are not, individually or in the aggregate, material, (ii) as described in the Registration Statement or the Prospectus, as amended or supplemented or (iii) arising out of the pledge by the Partnership of the limited partner interests of the Operating Partnerships to secure certain indebtedness of the Partnership and OLP-B).

                           (vii) Based solely on such counsel's review of the stock transfer records of KMNGL, OLP-A is the record owner of all of the issued and outstanding capital stock of KMNGL Corp.; OLP-A is the sole member of KM-LLC; all of such capital stock and such member interests are duly authorized, validly issued, fully paid and nonassessable; and, to the knowledge of such counsel, OLP-A owns all of such capital stock and such member interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus).

                           (viii) OLP-A is a general partner of Heartland with a ____% general partner interest in Heartland, KMNGL Corp. is a general partner of Mont Belvieu with a % general partner interest in Mont Belvieu, and KM-LLC is a limited partner of Shell CO2, with a 20% limited partner interest in Shell CO2; such general partner interests and such limited partner interest are duly authorized by the respective partnership agreements of Heartland, Mont Belvieu and Shell CO2, and were validly issued by each of Heartland, Mont Belvieu and Shell CO2, respectively, and in the case of such limited partner interest, is fully paid and nonassessable (except as such nonassessability may be affected by certain provisions of the Delaware Act); and, OLP-A and KMNGL Corp. own such general partner interests in Heartland and Mont Belvieu, respectively, and KM-LLC owns such limited partner interest in Shell CO2, free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Registration Statement or the Prospectus);

                           (ix) None of the Units, when paid for by the Underwriters in accordance with the terms of this Agreement, will be subject to any preemptive or similar right under (i) the Delaware Act,
         (ii) the Partnership Agreement (except for the General Partner's preemptive right contained in Section 4.5 of the Partnership Agreement, which has been waived with respect to the issuance and sale of the Units to the Underwriters) or (iii) any instrument, document, contract or agreement filed as an exhibit to or incorporated by reference in the Registration Statement. Except as (i) described in the Registration Statement or the Prospectus, (ii) the Partnership's Executive Compensation Plan, and (iii) the Common Unit Option Plan, to the knowledge of such counsel, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any Units or any partnership interest or share of capital stock of any of the Kinder Morgan Entities to any person or any security or other instrument that by its terms is convertible into, exercisable for and exchangeable into Common Units.

                           (x) No consent, approval, authorization, order, registration or qualification of or with any federal, Delaware or New York court or governmental agency or body is required under Federal or New York law or the Delaware Act for the issue and sale of the Units being delivered at such Time of Delivery or the consummation by the Partnership of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the Bylaws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Units by the Underwriters;

                           (xi) To the knowledge of such counsel, any instrument, document, lease, license or other agreement required to be described or referred to in the Registration Statement or the Prospectus, as amended or supplemented, has been described or referred to therein and any such instrument, document, lease, license or other agreement required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit by reference in the Registration Statement;

                           (xii) To the knowledge of such counsel, except as disclosed in the Registration Statement or the Prospectus, as amended or supplemented, no person or entity has the right to require the registration under the Act of Common Units or other securities of the Partnership by reason of the filing or effectiveness of the Registration Statement, which has not been waived;

                           (xiii) Upon delivery of the certificates evidencing the Units against payment therefor as provided in this Agreement, the Underwriters will acquire the Units free of all adverse claims (as such term is defined in Section 8-302 of the Uniform Commercial Code as in effect in the State of Delaware (the "UCC"), assuming (i) the Underwriters are acting in good faith, (ii) the Underwriters have no notice of any adverse claim (as such term is used in Section 8-302 of the UCC) and (iii) the certificates evidencing the Units are registered in the names of the Underwriters or endorsed to the Underwriters or nominees of the Underwriters;

                           (xiv) To the knowledge of such counsel and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Kinder Morgan Entities or any of their subsidiaries is a party or of which any property of the Kinder Morgan Entities or any of their subsidiaries is the subject which, if determined adversely to the such Kinder Morgan Entity or subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, unitholders' equity or results of operations of any of the Kinder Morgan Entities and their subsidiaries; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xv) This Agreement has been duly authorized, executed and delivered by each of the Kinder Morgan Entities;

                           (xvi) The issue and sale of the Units being delivered at such Time of Delivery and the compliance by the Kinder Morgan Entities with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not (a) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or filed as an exhibit to any document incorporated by reference in the Registration Statement, (b) result in any violation of the provisions of the Certificate of Incorporation, by-laws or other formation document, as applicable, of any of the Kinder Morgan Entities, Mont Belvieu, Heartland or Shell CO2, (c) breach or otherwise violate an existing obligation of any of the Kinder Morgan Entities under any court or administrative order, judgment or decree of which such counsel has knowledge, or (d) violate any applicable provisions of the federal laws of the United States, the laws of the State of New York, or the Delaware Act;

                           (xvii) (a) The statements set forth in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 under the caption "Item 1: Business- Regulation" and (b) the statements set forth in the Prospectus under the captions "Material Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of federal law, New York law and the Delaware Act and documents referred to therein, in each case, are accurate summaries and fairly and correctly present in all material respects the information called for with respect to such matters; provided, however, that such counsel's opinion need not cover any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                           (xviii) The Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance;

                           (xix) None of the Kinder Morgan Entities is (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (b) an "Investment Company" or an entity "controlled" by an "Investment Company", as such terms are defined in the Investment Company Act;

                           (xx) The Registration Statement was declared effective under the Act by the Commission [as of the date] of this Agreement and to the knowledge of such counsel no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated. Any required filing of the Prospectus relating the sale of the Units pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such rule and;

                           (xxi) The Registration Statement and the Prospectus (including any documents incorporated by reference in the Prospectus, when such documents became effective or were filed with the Commission), as amended or supplemented, comply in all material respects as to form with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion).

         Such counsel shall also deliver a letter to the effect that they have participated in conferences with officers and other representatives of the Partnership, representatives of the Partnership's accountants, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing on and does not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xvii) of this Section 7(c), and relying as to facts necessary to the determination as to materiality, to the extent we may do so in the exercise of our professional responsibility, upon statements of the officers and other representatives of the Partnership, on the basis of the foregoing, no facts have come to such counsel's attention that lead it to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Partnership to such Time of Delivery (other than the financial statements and related schedules and other financial data contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel have no reason to believe that any documents incorporated by reference in the Prospectus, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than federal law, New York law and the Delaware Act.

                  (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Price Waterhouse L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                  (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m. New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen L.L.P. shall have furnished to you a letter or letters dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in to Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(c) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(d) hereto);

                  (f) (i) None of the Kinder Morgan Entities shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and
(ii) since the respective dates as of which information is given in the Prospectus there shall not have been any material change in the capitalization or long-term debt of the Partnership (or any of the other Kinder Morgan Entities) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, unitholders' equity or results of operations of the Partnership (or any of the other Kinder Morgan Entities) otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded to any of the Kinder Morgan Entities' debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Kinder Morgan Entities' debt securities;

                  (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Partnership's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or Texas State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (i) The Units to be sold by the Partnership and the Selling Unitholders at such Time of Delivery shall have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange;

                  (j) The Kinder Morgan Entities and the Selling Unitholders shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (k) The Kinder Morgan Entities shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the General Partner, satisfactory to you as to the accuracy of the representations and warranties of the Kinder Morgan Entities and as to the performance by the Kinder Morgan Entities of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Kinder Morgan Entities shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request.

         8. (a) Each of the Kinder Morgan Entities, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such

Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Kinder Morgan Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (b) Each Selling Unitholder, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by such Selling Unitholder expressly for use therein; and will reimburse each Underwriter and the Partnership for any legal or other expenses reasonably incurred in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Unitholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

                  (c) Each Underwriter will indemnify and hold harmless the Kinder Morgan Entities and each Selling Unitholder against any losses, claims, damages or liabilities to which the Kinder Morgan Entities or such Selling Unitholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Kinder Morgan Entities and each Selling Unitholder for any legal or other expenses reasonably incurred by the Kinder Morgan Entities or such Selling Unitholder in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Kinder Morgan Entities and the Selling Unitholders on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Kinder Morgan Entities and the Selling Unitholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Kinder Morgan Entities and the Selling Unitholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Kinder Morgan Entities and the Selling Unitholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Kinder Morgan Entities or the Selling Unitholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Kinder Morgan Entities, each of the Selling Unitholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (f) The obligations of the Kinder Morgan Entities and the Selling Unitholders under this Section 8 shall be in addition to any liability which the Kinder Morgan Entities and the respective Selling Unitholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the General Partner and to each person, if any, who controls any of the Kinder Morgan Entities or any Selling Unitholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Units which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Units on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Units, then the Partnership and the Selling Unitholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Units on such terms. In the event that, within the respective prescribed periods, you notify the Partnership and the Selling Unitholders that you have so arranged for the purchase of such Units, or the Partnership and the Selling Unitholders notify you that they have so arranged for the purchase of such Units, you or the Partnership and the Selling Unitholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Partnership agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Units.

                  (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Partnership and the Selling Unitholders as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Units to be purchased at such Time of Delivery, then the Partnership and the Selling Unitholders shall have the right to require each non-defaulting Underwriter to purchase the number of Units which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Units which such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by you and the Partnership and the Selling Unitholders as provided in subsection (a) above, the aggregate number of such Units which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Units to be purchased at such Time of Delivery, or if the Partnership and the Selling Unitholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Units of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Partnership and the Selling Unitholders to sell the Optional Units) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Partnership or the Selling Unitholders, except for the expenses to be borne by the Partnership and the Selling Unitholders and the Underwriters as provided in Section 6 hereof and

\the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of each of the Kinder Morgan Entities, the Selling Unitholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or any of the Kinder Morgan Entities, or any of the Selling Unitholders, or any officer or director or controlling person of any of the Kinder Morgan Entities, or any controlling person of any Selling Unitholder, and shall survive delivery of and payment for the Units.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, [OR IF THE UNDERWRITERS ELECT NOT TO PURCHASE THE UNITS HEREUNDER SOLELY BECAUSE ONE OR MORE OF THE CONDITIONS IN SECTION 7(B), 7(H)(I), 7(H)(III) OR 7(H)(IV) HAVE NOT BEEN SATISFIED,] none of the Kinder Morgan Entities nor the Selling Unitholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Units are not delivered by or on behalf of the Partnership and the Selling Unitholders as provided herein, the Kinder Morgan Entities will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Units not so delivered, but the Kinder Morgan Entities shall then be under no further liability to any Underwriter in respect of the Units not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Unitholder hereunder, you and each of the Kinder Morgan Entities shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Unitholder made or given by any or all of the Attorneys-in-Fact for such Selling Unitholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at Goldman, Sachs & Co. at 85 Broad Street, New York, New York 10004; if to any Selling Unitholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Unitholder c/o the Attorneys-in-Fact at the address set forth in the Power of Attorney and Custody Agreement; and if to any of the Kinder Morgan Entities shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Partnership or the Selling Unitholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each of the Kinder Morgan Entities and the Selling Unitholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the General Partner and each person who controls any of the Kinder Morgan Entities, any Selling Unitholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Kinder Morgan Entities and for each of the Representatives plus one for each counsel and the Custodian, counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, each of the Kinder Morgan Entities and each of the Selling Unitholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Partnership and the Selling Unitholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

       Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Unitholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Unitholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                    Very truly yours,

                                    KINDER MORGAN ENERGY PARTNERS, L.P.

                                    By: Kinder Morgan G.P., Inc.


                                        By:
                                           ------------------------------------
                                           Richard D. Kinder
                                           Chairman of the Board and Chief
                                             Executive Officer

                                    KINDER MORGAN OPERATING L.P. "A"

                                    By: Kinder Morgan G.P., Inc.


                                        By:
                                           ------------------------------------
                                           Richard D. Kinder
                                           Chairman of the Board and Chief
                                             Executive Officer

                                    KINDER MORGAN OPERATING L.P. "B"

                                    By: Kinder Morgan G.P., Inc.


                                        By:
                                           ------------------------------------
                                           Richard D. Kinder
                                           Chairman of the Board and Chief
                                             Executive Officer

                                    KINDER MORGAN OPERATING L.P. "C"

                                    By: Kinder Morgan G.P., Inc.


                                        By:
                                           ------------------------------------
                                           Richard D. Kinder
                                           Chairman of the Board and Chief
                                             Executive Officer

                                     KINDER MORGAN OPERATING L.P. "D"

                                     By: Kinder Morgan G.P., Inc.


                                         By:
                                            -----------------------------------
                                             Richard D. Kinder
                                             Chairman of the Board and Chief
                                                  Executive Officer

                                     KINDER MORGAN G.P., INC.


                                         By:
                                            -----------------------------------
                                            Richard D. Kinder
                                            Chairman of the Board and Chief
                                              Executive Officer

                                     SFPP, L.P.

                                     By: Kinder Morgan Operating L.P., "D"

                                         By: Kinder Morgan Inc.


                                         By:
                                            -----------------------------------
                                             Richard D. Kinder
                                             Chairman of the Board and Chief
                                                 Executive Officer

                                     KINDER MORGAN CO(2), L.L.C.

                                     By: Kinder Morgan Operating L.P., "A"

                                         By: Kinder Morgan Inc.


                                         By:
                                            -----------------------------------
                                            Richard D. Kinder
                                            Chairman of the Board and Chief
                                               Executive Officer

                                     KINDER MORGAN NATURAL GAS LIQUIDS
                                         CORPORATION


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                      [Names of Selling Unitholders]


                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      As Attorney-in-Fact acting on behalf of
                                       each of the Selling Unitholders named in
                                       Schedule II to this Agreement.

     Goldman Sachs & Co.
     Paine Webber Incorporated
     Prudential Securities Incorporated
     Dain Rauscher Wessels
     Hoard Weil Labouisse Friedrichs Incorporated
     Wheat First Union


     By:
        -----------------------------------------------
                (Goldman, Sachs & Co.)

                                   SCHEDULE I



                                                                                       NUMBER OF OPTIONAL
                                                                                         UNITS TO BE
                                                               TOTAL NUMBER OF FIRM     PURCHASED IF
                                                                   UNITS TO BE          MAXIMUM OPTION
                   UNDERWRITER                                      PURCHASED              EXERCISED
----------------------------------------------------------     --------------------    -------------------
Goldman, Sachs & Co.......................................
PaineWebber Incorporated..................................
Prudential Securities Incorporated........................
Dain Rauscher Wessels ....................................
Howard Weil Labouisse Friedrichs Incorporated.............
Wheat First Union.........................................
[Names of other Underwriters]
                                                               --------------------    -------------------
        Total.............................................
                                                               ====================    ===================

                                   SCHEDULE II

                                                                                       NUMBER OF OPTIONAL
                                                                                         UNITS TO BE
                                                               TOTAL NUMBER OF FIRM     PURCHASED IF
                                                                   UNITS TO BE          MAXIMUM OPTION
                   UNDERWRITER                                      PURCHASED              EXERCISED
----------------------------------------------------------     --------------------    -------------------


The Partnership............................................
The Selling Unitholder(s):
      [Name of Selling Unitholder].........................
      [Name of Selling Unitholder].........................
      [Name of Selling Unitholder].........................
      [Name of Selling Unitholder].........................
      [Name of Selling Unitholder].........................
                                                               --------------------    -------------------
        Total..............................................
                                                               ====================    ===================

                                  SCHEDULE III


         List of subsidiaries (as such term is defined in the rules and regulations of the Commission under the Act and the Exchange Act) of the Partnership or other entities in which the Partnership, any of the Operating Partnerships or SFPP has an equity ownership interest of at least 50%:

         Heartland Partnership
         Mont Belvieu Associates
         Kinder Morgan CO(2), L.L.C.
         Kinder Morgan Natural Gas Liquids Corporation